Leases	12 Months Ended
May 31, 2019
Leases [Abstract]
Leases

NOTE M — LEASES

We lease certain property, plant and equipment under long-term operating lease agreements, some of which provide for increased rental payments based upon increases in the cost-of-living index. The following table illustrates our future minimum lease commitments under all non-cancelable lease agreements, for each of the next five years and in the aggregate, as of May 31, 2019:

May 31,
(In thousands)
2020	$59,163
2021	49,731
2022	40,339
2023	32,798
2024	27,716
Thereafter	119,607
Total Minimum Lease Commitments	$329,354

Total rental expense for all operating leases amounted to $64.9 million, $64.3 million and $61.3 million for the fiscal years ended May 31, 2019, 2018 and 2017, respectively.